PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed  by  Registrant    [X]
Filed  by  a  Party  other  than  the  Registrant     [ ]
Check  the  appropriate  box:
[ ]     Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  under  Sec.  240.14a-12

                            AIR METHODS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:

--------------------------------------------------------------------------------
(2)     Aggregate  number  of  securities  to  which  transaction  applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)     Proposed  maximum  aggregate  value  of  transaction:

--------------------------------------------------------------------------------
(5)     Total  fee  paid:

--------------------------------------------------------------------------------
        [ ]  Fee  paid  previously  with  preliminary  materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:

--------------------------------------------------------------------------------
(2)     Form,  Schedule  or  Registration  Statement  No.:

--------------------------------------------------------------------------------
(3)     Filing  Party:

--------------------------------------------------------------------------------
(4)     Date  Filed:

--------------------------------------------------------------------------------

[GRAPHIC OMITTED] AIR METHODS
--------------------------------------------------------------------------------
                       The Exclusive Airborne Health Care Company. . .Since 1980

                                                         Air Methods Corporation
                                                       Denver/Centennial Airport
                                                                 NASDAQ/NMS:AIRM

May 12, 2003


TO THE STOCKHOLDERS OF AIR METHODS CORPORATION:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Air Methods Corporation to be held on Wednesday, June 11, 2003, at the Company's corporate offices, 7211 South Peoria Street, in Englewood, Colorado, at 1:30 p.m., Mountain Daylight Savings Time.

The purpose of the Annual Meeting is to consider and vote upon the election of Mr. Ralph J. Bernstein and Dr. Lowell D. Miller to Class III directorships. We will allow time at the meeting to review fiscal year 2002 accomplishments, including the acquisition of Rocky Mountain Holdings, LLC, and goals for the future.

Attached is the Notice of Annual Meeting and Proxy Statement which we request you read carefully. A Proxy is also enclosed and is accompanied by the 2002 Annual Report.

Our record-date stockholders who directly hold a stock certificate may vote shares electronically or telephonically through our transfer agent, American Stock Transfer and Trust Company, via the internet address WWW.VOTEPROXY.COM or
                                                            -----------------
by telephoning 1-800-PROXIES. Stockholders whose shares are held in an account with a broker-dealer may have one or both options, depending on that broker-dealer's technology. If you have access to alternative voting methods, you will find instructions printed on the enclosed Proxy. Proxies not containing such instructions must be voted by mail. Please respond promptly to the Proxy regardless of which voting method you use. Attendees of the Annual Meeting may vote their shares personally whether or not the Proxy is previously submitted.

Thank you for your consideration.

FOR THE BOARD OF DIRECTORS,


George W. Belsey
Chairman of the Board

--------------------------------------------------------------------------------
PLEASE RESPOND PROMPTLY TO THE ENCLOSED PROXY TO ENSURE THAT YOUR SHARES ARE VOTED. IF RESPONDING BY REGULAR MAIL, PLEASE VERIFY THE PROXY IS SIGNED AND DATED. A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF YOU MAIL THIS PROXY FROM ANYWHERE IN THE UNITED STATES.
--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC OMITTED]  AIR METHODS
--------------------------------------------------------------------------------
                       The Exclusive Airborne Health Care Company. . .Since 1980

                                                         Air Methods Corporation
                                                       Denver/Centennial Airport
                                                                 NASDAQ/NMS:AIRM



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 11, 2003



TO THE STOCKHOLDERS OF AIR METHODS CORPORATION:

The 2003 Annual Meeting of Stockholders of Air Methods Corporation (the "Company"), a Delaware corporation, will be held at the Company's principal executive offices, 7211 South Peoria Street, in Englewood, Colorado, at 1:30 p.m., Mountain Daylight Savings Time, on Wednesday, June 11, 2003, for the purpose of considering and voting upon the following:

1. To elect two directors, Mr. Ralph J. Bernstein and Dr. Lowell D. Miller to Class III directorships of the Company to serve until the Annual Meeting of Stockholders in the year 2006;

2. Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors of the Company has fixed the close of business on Friday, April 11, 2003 as the Record Date for the determination of stockholders entitled to notice of and to vote at this meeting. The Company's list of Record Date registered stockholders will be available at the Company's corporate office commencing Friday, June 6, 2003, for review by interested parties. The list will also be available at the Annual Meeting, and all stockholders are cordially invited to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS:


Aaron D. Todd
Secretary

May 12, 2003
Englewood, Colorado

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 11, 2003

                     SOLICITATION AND REVOCATION OF PROXIES

     This statement is furnished in connection with a solicitation of Proxies by the Board of Directors of Air Methods Corporation (the "Company") for use at the 2003 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, June 11, 2003, 1:30 p.m. Mountain Daylight Savings Time, at the Company's corporate offices located at 7211 South Peoria Street, in Englewood, Colorado. Proxies so given may be revoked at any time before being voted by submitting a written revocation, together with valid identification, to the Secretary of the Company, by executing another valid Proxy bearing a later date, or by attending the meeting and voting in person.

     Properly executed and dated Proxies received by 1:30 p.m. on June 11, 2003 will be voted in accordance with the instructions therein. If no instructions are given, the shares represented by the Proxy will be voted FOR the election of Mr. Ralph J. Bernstein and Dr. Lowell D. Miller, nominees for Class III directors, and FOR approval of all other proposals. The persons named as Proxies will have discretionary authority to vote all Proxies with respect to additional matters that are presented properly for action at the Annual Meeting. The approximate date of mailing these Proxy materials is May 12, 2003.

     The Company intends to request banks, brokerage houses, custodians, nominees and other fiduciaries to forward copies of these proxy materials to those persons for whom they hold shares. Solicitation for proxies is made by the Company. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit proxies in person or by telephone, electronic mail, internet, or facsimile transmission. No employees will be specially engaged for the purpose of soliciting security holders. The cost of preparing, assembling, mailing, and soliciting proxies and other miscellaneous expenses related thereto will be borne by the Company and is estimated to total approximately $30,000.

                                  VOTING RIGHTS

     Only holders of shares of the Company's Common Stock, par value $.06 per share ("Common Stock"), at the close of business on April 11, 2003, the Record Date determined by the Board of Directors, may vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 9,560,435 shares of Common Stock. Each share of Common Stock is entitled to one vote on the matters listed in the Notice of Annual Meeting. There is no cumulative voting in the election of directors. A quorum of one-third of the shares outstanding and entitled to vote is required to vote on matters before the Annual Meeting. A majority of the votes present in person or by proxy is required to approve all matters brought before the stockholders. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not tabulated for any purpose in determining whether a proposal has been approved.

                                  ANNUAL REPORT

     The Company is also mailing with this Proxy Statement its Annual Report to Stockholders for the year ended December 31, 2002, which includes financial statements as filed with the Securities and Exchange Commission on Form 10-K for the same period. THE ANNUAL REPORT DOES NOT CONSTITUTE A PART OF THE PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH A COPY OF THE FORM 10-K TO ANY STOCKHOLDER FREE OF CHARGE, AND WILL FURNISH A COPY OF ANY EXHIBIT TO THE FORM 10-K UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT(S). INTERESTED PARTIES MAY REQUEST A COPY OF THE FORM 10-K OR ANY EXHIBIT THERETO FROM THE SECRETARY OF THE COMPANY AT THE COMPANY'S PRINCIPAL OFFICES, 7301 SOUTH PEORIA STREET, ENGLEWOOD, COLORADO 80112.

                              ELECTION OF DIRECTORS

     The Company's Board of Directors is currently comprised of eight directors, divided among three classes, with three directors in Class I, three directors in Class II, and two directors in Class III. Class III directors' terms will expire at the 2003 Annual Meeting of Stockholders to be held on June 11, 2003; Class I directors hold office for a term expiring at the 2004 Annual Meeting of Stockholders; and the Class II directors hold office for a term expiring at the 2005 Annual Meeting of Stockholders.

     At the end of fiscal 2002, eight of the authorized eleven Board positions were filled. The nominees for election as directors to Class III to serve for a three-year term expiring at the 2006 Annual Meeting of Stockholders are Mr. Ralph J. Bernstein and Dr. Lowell D. Miller. Unless voted otherwise, all shares represented by a Proxy given pursuant to this solicitation will be voted FOR the election of Mr. Ralph J. Bernstein and Dr. Lowell D. Miller, to serve as Class III directors. See "Directors and Executive Officers" for biographical information for each director nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE DIRECTOR NOMINEES.


                        DIRECTORS AND EXECUTIVE OFFICERS

     Summary information concerning the Company's directors and executive officers is set forth below:

                                                                                      CLASS/YEAR
                                                                                        TERM AS
                                                                                       DIRECTOR
NAME                           AGE                      POSITION                      EXPIRES(1)
-----------------------------  ---  ------------------------------------------------  ----------
George W. Belsey                63  Chairman of the Board and Chief Executive         I/2004
                                    Officer(2)
Ralph J. Bernstein              45  Director                                          III/2003*
Samuel H. Gray                  65  Director                                          II/2005
MG Carl H. McNair, Jr. (Ret.)   68  Director                                          I/2004
Lowell D. Miller, Ph.D.         69  Director                                          III/2003*
Donald R. Segner                77  Vice-Chairman of the Board                        I/2004
Morad Tahbaz                    47  Director                                          II/2005
Aaron D. Todd                   41  Director, Secretary, Treasurer and Chief
                                    Financial Officer and Chief Operating Officer(2)  II/2005
David L. Dolstein               54  Senior Vice President, Community Based
                                    Services                                          N/A
Neil M. Hughes                  44  Senior Vice President, Air Medical Services       N/A
Sharon J. Keck                  36  Chief Accounting Officer and Controller           N/A

---------------
*    Director  Nominee
(1) Refers to the calendar year in which the annual meeting of stockholders is contemplated to be held and at which the term of the pertinent director class shall expire.
(2) Mr. Belsey will retire as the Company's Chief Executive Officer effective with the conclusion of the 2003 Annual Meeting and Mr. Todd will succeed Mr. Belsey as the Company's Chief Executive Officer at such time.

     MR. GEORGE W. BELSEY was elected Chief Executive Officer effective June 1, 1994, and has served as Chairman of the Company's Board of Directors since April 1994, having been appointed a director of the Company in December 1992. The Company has announced that Mr. Belsey is anticipated to be retiring from the chief executive officer position in June 2003. Mr. Belsey will continue to serve as Chairman. From February 1992 to June 1994, Mr. Belsey served as Executive Vice President, Professional Affairs, and the Chief Operating Officer of the American Hospital Association, a large national trade association and advocacy group for hospitals and health care organizations, where he was responsible for the association's activities relating to hospital operations, including medical staff affairs, nursing, health manpower, quality of care programs and hospital governance. Prior to joining the American Hospital Association, Mr. Belsey served as Chief Executive Officer and Executive Director of the University of Utah Hospital and Clinics, Salt Lake City, Utah (one of the Company's hospital customers) from March 1989 to February 1992 and was Chief Operating Officer from December 1983 to March 1989. He is a former Vice
President of Northwestern Memorial Hospital, Chicago, and has held administrative positions at Rush-Presbyterian-St. Luke's Medical Center, Chicago, and MacNeal Memorial Hospital, Berwyn, IL. He received his Bachelor's Degree in Economics from DePauw University in Greencastle, Indiana, and holds a Master's Degree in Business Administration from George Washington University, Washington, D.C.

     MR. RALPH J. BERNSTEIN became a Director of the Company in February 1994. Mr. Bernstein is a co-founder and General Partner of Americas Partners, an investment and venture capital firm, and, since 1981 has been responsible for the acquisition, renovation, development and financing of several million square feet of commercial space. Mr. Bernstein started his career in agribusiness with a large European multi-national trading and real estate development company, where he was later responsible for that company's U.S. real estate activities. He holds a Bachelor of Arts Degree in Economics from the University of California at Davis.

     MR. SAMUEL H. GRAY was appointed as a director of the Company in March 1991. Since 1989, he has been Chief Executive Officer of The Morris Consulting Group, Inc., a health care industry consulting firm. From 1983 to 1989, Mr. Gray served as President and Chief Executive Officer of Kalipharma, Inc., a multi-source pharmaceutical company. From 1975 to 1983, Mr. Gray served as Executive Vice President of Sales and Marketing for G.D. Searle and Company, Inc. ("Searle") where he was responsible for pharmaceutical marketing, the consumer products division of Searle, and Searle-Canada, Ltd. In addition, his responsibilities included distribution, customer service, clinical research management, licensing and acquisitions, public relations and worldwide strategic marketing planning. He has served as a director of Searle; Searle Canada, Ltd.; Kalipharma; Kali-Duphar, Inc.; and the National Association of Pharmaceutical Manufacturers. He is a past member of the National Wholesale Druggist Association's Industry Advisory Committee and has served on the Advisory Board of Pharmaceutical Executive magazine. In 1959, Mr. Gray received a Bachelor of Science Degree from the University of Florida.

     MAJOR GENERAL CARL H. MCNAIR, JR. (RET.) was appointed to the Board of Directors in March 1996. In April 1999, General McNair retired from his position as Corporate Vice President and President, Enterprise Management, for DynCorp, a technical and professional services company headquartered in Reston, Virginia, where he was responsible for the company's core businesses in facility management, marine operations, test and evaluation, administration and security, and biotechnology and health services. He currently serves as Special Assistant to the President for government relations. From 1987 to 1990, General McNair was Vice President, Army Programs, with Burdeshaw Associates, Ltd., a professional services firm in Bethesda, Maryland. For more than 32 years he served the United States Army in Research and Development, Infantry, and Army Aviation in both command and staff positions, including Deputy for Aviation to the Assistant Secretary of the Army (Research, Development and Acquisition); Aviation Officer, U.S. Army; and Commanding General, U.S. Army Aviation Center. Achieving the rank of Major General, he culminated his military career in 1987 as Chief of Staff, U.S. Army Training and Doctrine Command, Fort Monroe, Virginia. A Master Aviator with commercial, fixed wing, rotary wing, and multi-engine instructor ratings, his aerial combat service spanned six campaigns in the Republic of Vietnam during which he accrued over 1,500 combat flying hours serving as Commander to both an Assault Helicopter Company and a Combat Aviation Battalion. General McNair's academic credentials include a Bachelor of Science Degree in Engineering from the U. S. Military Academy at West Point, and both a Bachelor Degree and Master's Degree in Aerospace Engineering from Georgia Institute of Technology as well as a Master of Science Degree in Public Administration from Shippensburg University. For academic achievement in aerospace, General McNair was elected to Sigma Gamma Tau, a national honorary engineering fraternity.

     DR. LOWELL D. MILLER was named a director of the Company in June 1990. Since 1989, Dr. Miller has been involved with various scientific endeavors including a pharmaceutical consulting business. From 1973 to 1989, Dr. Miller was employed by Marion Laboratories, Inc. ("Marion"), serving as Senior Vice President - Research and Development (1987 - 1989), Vice President - Research and Development (1977-1987), and Director of Scientific Affairs (1973-1977). Until his retirement in late 1989, Dr. Miller was responsible for all research, development and process development functions, new product opportunities and management of clinical trials and regulatory affairs, and served as Marion's Chief Scientist. He also served as a member of Marion's Board of Directors from November 1981 to November 1982 and as an Advisory Director from November 1982 to November 1983. The University of Missouri awarded Dr. Miller a Bachelor of Science Degree in 1957 as well as a Master's Degree in Biochemistry in 1958 and Biochemistry Doctorate Degree in 1960. Dr. Miller has been named Alumnus of the Year by the University of Missouri in Columbia, Missouri.

     MR. DONALD R. SEGNER has served as a director of the Company since February 1992 and as Vice Chairman since April 1994. Mr. Segner has over 55 years of aviation and transportation related experience in diversified positions involving operational, flight testing, aircraft design and development and senior managerial responsibilities. Entering the military service in 1943, he was commissioned in the U.S. Marine Corps as a Naval Aviator in 1946. He served in combat in Korea and later as a military test pilot. Mr. Segner accumulated over 7,000 flight hours in over 150 types and models of aircraft. After entering private industry in 1962, Mr. Segner served as Chief Test Pilot, Manager of Advance Design and Program Manager of a major aerospace firm. In April 1981, Mr. Segner was appointed by President Reagan to the Federal Aviation Administration (FAA) as an Associate Administrator. With the advent of the Air Traffic Controller's strike in September 1981, he was given the additional responsibilities to develop, direct and control the process of allocating airspace system use by all airlines and airspace system users. Following the destruction of Korean Airline Flight 007 in 1983, he was further assigned to the White House to head the investigation of the KAL 007 shoot down and to act as Chief Delegate for the U.S.A. to the United Nations International Civil Aviation Organization (ICAO) on this matter. Later he was assigned as the United States, Chief of Delegation, by the Secretary of State, to negotiate an agreement, among the U.S.A., U.S.S.R and Japanese governments, to improve and implement future air travel safety along the North Pacific air routes. Mr. Segner has served as a director on the Board of several aviation corporations, as an advisor to NASA, and on the Advisory Board to the University of Southern California Institute of Systems and Safety Management. He is a past president of the Society of Experimental Test Pilots. Undergraduate education was received at the University of the Pacific. Graduate work was performed at the U.S. Naval Post Graduate
School, Monterey (Aero) and the University of Southern California School of Business. He is a graduate of the U.S. Navy Test Pilot School. Mr. Segner has received numerous awards recognizing his contributions to the aviation community, including the AIAA's Octave Chanute Award, the SETP's Kincheloe Award, FAA Administrator's Award, the FAA Superior Achievement Gold Medal, and the Distinguished Flying Cross for valor in combat. Mr. Segner is a Fellow in the Society of Experimental Test Pilots.

     MR. MORAD TAHBAZ was elected to the Board of Directors in February 1994. He is a co-founder and General Partner of Americas Partners, an investment and venture capital firm. Mr. Tahbaz serves as a Managing Director of Americas Tower Partners, the developer of Americas Tower, a 50-story office tower in New York City. Since 1983, Mr. Tahbaz has also served as Senior Vice President of The New York Land Company, a real estate acquisitions and development firm. From 1980 to 1982, he was the Project Manager for Colonial Seaboard, Inc., a residential development company in New Jersey. Mr. Tahbaz currently serves as a director of Alpha Hospitality Corporation, a publicly traded company that develops and operates gaming operations in New York, Mississippi, and Florida. Mr. Tahbaz received his Bachelor's Degree in Philosophy and Fine Arts from Colgate University and attended the Institute for Architecture and Urban Studies in New York City. He holds a Master's Degree in Business Administration from Columbia University Graduate School of Business. Mr. Tahbaz lectured on real estate development and finance at the Columbia Graduate School of Business from 1984 to 1988.

     MR. AARON D. TODD was appointed a director in June 2002. Upon Mr. Belsey's retirement as chief executive officer, currently anticipated to occur in June 2003, Mr. Todd will succeed Mr. Belsey as chief executive officer. He joined the Company as Chief Financial Officer in July of 1995 and was appointed Secretary and Treasurer during that same year. He was appointed Chief Operating Officer in January 2002. From 1994 to 1995, Mr. Todd served as Vice President of Finance of Centennial Media Corporation, a Colorado publishing company, where he was responsible for all financial and accounting functions. From 1986 to 1994, Mr. Todd was employed by KPMG Peat Marwick (now KPMG LLP), a certified public accounting firm, in Denver, Colorado. Six of those years included serving on the Company's account in various capacities, including Senior Manager. Mr. Todd holds a Bachelor of Science Degree in Accounting from Brigham Young University.

     MR. DAVID L. DOLSTEIN joined the Company with the July 1997 acquisition of the wholly owned subsidiary, Mercy Air Service, Inc. Mr. Dolstein's position as Senior Vice President, Community Based Services, is a continuation of his responsibilities preceding the acquisition. Previous experience includes Executive Vice President, Mercy Air Service, from January 1995 to December 1996. Before Mercy Air Service, Rocky Mountain Helicopters, Inc. employed Mr. Dolstein in their Air Medical Division from January 1981 through December of 1994. Positions included: Executive Director; Vice President, Director of Marketing;
Associate Director; Regional Manager and Air Medical Pilot. Mr. Dolstein received a Bachelor of Science degree in 1974 from Central Missouri State University with postgraduate studies in industrial safety. His aviation background includes employment as a pilot by Bell Helicopter International's Training Command, Isfahan, Iran (1975 to 1979) and United States Army Aviation (1967 to 1975).

     MR. NEIL M. HUGHES was named Senior Vice President of the Company's Air Medical Services Division in January 2003, Vice President in April 2000, and has served as Director of Operations since August 1998. Since 1992, Mr. Hughes has served Air Methods in several other positions including Line Pilot, Area Manager, Training Captain/Check Airman and Operations Manager. Prior to joining Air Methods, Mr. Hughes was a commercial helicopter pilot and for sixteen years served in a number of capacities as an officer and aviator in the Royal Navy. Mr. Hughes has 23 years of aviation management experience and holds pilot certificates including Airline Transport Pilot, Certified Flight Instructor and Helicopter Instrument Instructor. Mr. Hughes has a Bachelor's Degree in International Affairs and is a graduate of the Royal Naval College, Dartmouth, England.

     MS. SHARON J. KECK joined the Company as Accounting Manager in October 1993 and was named Controller in July of 1995. She assumed the additional position of Chief Accounting Officer in January 2002. From 1989 to 1993, Ms. Keck was employed by KPMG Peat Marwick (now KPMG, L.L.P.), a certified public accounting firm, in Denver, Colorado. Two of those years included serving on the Company's account as Senior Auditor. Ms. Keck holds a Bachelor of Science Degree in Accounting from Bob Jones University.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 2002, the Board of Directors held five meetings. Each director attended at least 75% of the Board and applicable committee meetings during 2002. The Board of Directors has established an Audit Committee; Finance/Strategic Planning Committee; Compensation/Stock Option Committee; and a Nominating Committee.

     AUDIT COMMITTEE. The members of the Audit Committee are elected annually by the Board of Directors. The current members of the Audit Committee are Messrs. McNair (chairman), Gray, and Segner. In addition to numerous communications and telephonic conferencing, this committee formally met three times during 2002. The committee's responsibilities are described in the Committee Report located at the end of this section.

     FINANCE/STRATEGIC PLANNING COMMITTEE. This Committee was formed by the Board of Directors in April, 2003 The current members of the Finance/Strategic Planning Committee are Messrs. Tahbaz (chairman), Bernstein and Todd. The newly formed Finance/Strategic Planning Committee will provide oversight of establishment and achievement of corporate financial objectives, key growth initiatives and capital structure of the Company

     COMPENSATION/STOCK OPTION COMMITTEE. Dr. Miller (chairman) and Messrs. Bernstein and Gray are the current members of the Compensation/Stock Option Committee. The Compensation/Stock Option Committee, which met twice in 2002, is responsible for making recommendations to the Board regarding executive compensation matters.

     NOMINATING COMMITTEE. The Nominating Committee met twice in 2002. Current members of this committee are Messrs. Segner (chairman) and Tahbaz and Dr. Miller. The Nominating Committee provides committee membership recommendations to the Board, along with changes to those committees, and considers nominations to the Board from stockholders. Nominations for director may be made by any stockholder entitled to vote in the election of directors generally, but only if written notice of such stockholder's intent to make such nomination has been given to the Secretary of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth the following: (a) the name and address of the stockholder intending to make the nomination and of the person or persons to be nominated;
(b) representation that the stockholder is a holder of record of stock of the Company entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination; (c) a description of all arrangements or understandings between the stockholder and the nominee and any other person pursuant to which the nomination is to be made by the stockholder; (d) such other information regarding the nominee required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange
Commission; and (e) the consent of the nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     MERGERS AND ACQUISITIONS COMMITTEE. This committee was dissolved by the Board of Directors in April, 2003. The Mergers and Acquisitions Committee reviewed and recommended new business proposals, including joint ventures and proposed acquisitions. The members of the committee during 2002 were Messrs.

Tahbaz (chairman) and Bernstein. The Mergers and Acquisitions Committee did not hold any formal meeting in 2002, though substantial committee business was conducted via conference calls and written communiques. The committee worked closely with management in the planning and implementation of the acquisition of Rocky Mountain Holdings during fiscal year 2002.

AUDIT  COMMITTEE  REPORT

     In accordance with the Audit Committee Charter, the Committee or its chairman met with the Company's management and independent auditor five times during 2002, of which three meetings were formal meetings of the Committee.

     The Board, in its business judgment, has determined that the Committee is composed entirely of "independent" directors as defined in the listing standards of the Nasdaq Stock Market, Inc., and applicable rules of the Securities and Exchange Commission. The following directors are the current members of the Audit Committee: Carl H. McNair, Jr. (Chairman), Samuel H. Gray, and Donald R. Segner.

     The Audit Committee serves in an oversight capacity and is not intended to be part of the Company's operational or managerial decision-making process. The Company's management is responsible for preparing the Company's consolidated financial statements, and its independent auditors are responsible for auditing the consolidated financial statements. The principal purpose of the Audit Committee is to monitor these processes.

     In this context, the Audit Committee or the Chairman met and held discussions with management and the independent auditors, KPMG LLP. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

     During 2002, the Committee reviewed and considered the effect of the proposed listing standards regarding corporate governance, and the Sarbanes-Oxley Act of 2002 on the role and responsibilities of the Committee and its charter. In connection with such review, the Committee and the Board amended the Committee's written charter which was then approved by the Board of Directors on April 15, 2003, and is included in this proxy statement. The revised charter, among other things, provides that the Committee is responsible for the appointment, evaluation and, if appropriate, removal of the independent auditors and for pre-approving all audit and permitted non-audit services, including fees for such services. The Committee will continue to assess the adequacy of its amended charter in light of regulatory initiatives.

     As further detailed in its charter, the role of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities regarding the following:

- the integrity of Air Methods' financial statements, including matters relating to its internal controls;

-    the  qualification  and  independence of Air Methods' independent auditors;

-    the  performance  of  the  independent  auditors;

-    compliance  with  legal  and  regulatory  requirements.

     In the performance of established oversight functions, the Committee reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of non-audit services by the independent auditors to Air Methods is compatible with maintaining the auditor's independence, and has discussed with the auditors the auditors' independence.

     Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee's charter, the Committee recommended to the Board and the Board approved inclusion of the audited financial statements in Air Methods' Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the SEC.
                                   By the Audit Committee:

                                   Carl H. McNair, Jr. (Chair)
                                   Samuel H. Gray
                                   Donald R. Segner


                              DIRECTOR COMPENSATION

     The Company has adopted compensation and incentive benefit plans to enhance its ability to continue to attract, retain and motivate qualified persons to serve as directors of the Company. Effective for fiscal year 2003, the payments to the Company's non-employee directors are as follows:

-    Annual retainer of $12,000, raised from $10,000 for fiscal year 2002;
-    $1,000 per Board meeting, regardless of venue or format;
-    $600 per Committee meeting;
-    $900 per Committee meeting for chairing such meeting.

     Each non-employee director may elect to receive shares of Common Stock in lieu of cash payments pursuant to the Company's Equity Compensation Plan for Non-Employee Directors. The Company also reimburses its non-employee directors for their reasonable expenses incurred in attending Board and committee meetings. Board members who are also officers do not receive any separate compensation nor fees for attending Board or committee meetings.

     A non-employee director is granted options for completion of each year of service, if the director has attended a minimum of 75% of all Board of Directors' and applicable committee meetings during that fiscal year. A year of service is defined as a fiscal year of the Company during which the non-employee director served on the Board for the entire fiscal year. On the final day of each fiscal year, each qualified non-employee director receives a five-year option to purchase 10,000 shares, an increase from 5,000 shares for fiscal 2001, exercisable at the then-current fair market value of the Company's Common Stock. As of April 11, 2003, directors held options granted for director-related services to purchase a total of 140,000 shares of Common Stock.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the cash compensation payable by the Company that was earned by the Chief Executive Officer and each of the other executive officers whose annual salary and bonus for 2002 exceeded $100,000 (the "Named Executive Officers") for the years 2000, 2001 and 2002.

                                     ANNUAL COMPENSATION            LONG TERM COMPENSATION
                                     -------------------            ----------------------
                                                                SECURITIES
                                                                UNDERLYING        ALL OTHER
NAME AND POSITION               YEAR  SALARY ($)  BONUS ($)(1)  OPTIONS (#)  COMPENSATION ($)(2)
------------------------------  ----  ----------  ------------  -----------  -------------------
George W. Belsey                2002    249,730       219,000       175,000              12,625
   Chairman and Chief           2001    228,000        40,000            --               4,867
   Executive Officer            2000    227,374            --            --               9,665

Aaron D. Todd                   2002    224,423       217,500       125,000              12,093
   CFO and COO,                 2001    200,000        38,000            --               6,000
   Secretary and Treasurer      2000    173,247            --            --               7,393

David L. Dolstein               2002    169,692       118,000        50,000              10,149
   Senior Vice President,       2001    162,000        12,000            --               4,860
   Community Based Services     2000    161,555            --            --               3,618

Neil M. Hughes(3)               2002    169,500        99,000        50,000              10,500
   Senior Vice-President, Air   2001    162,231        18,000        50,000               4,867
   Medical Services Division    2000  146,000(3)           --            --               6,249

Sharon J. Keck                  2002    109,615      50,000(4)       15,000               6,546
   Chief Accounting Officer     2001     97,500        10,000            --               4,875
   and Controller               2000     87,500            --            --               3,738

Michael G. Prieto(5)            2002    191,920            --        85,000            13,283(6)
   Vice-President, Products     2001    162,000        35,000            --             5,335(6)
   Division                     2000    161,555        32,400            --             7,287(6)


(1) Unless otherwise noted, bonus for 2002 consists of an incentive bonus payable under the Incentive Bonus Plan adopted in March 2002 and a discretionary bonus related to the RMH acquisition and integration. All 2002 bonuses are expected to be paid in 2003.
(2) Consists of employer matching contributions under the Company's 401(k) Plan unless otherwise noted.
(3) Mr. Hughes began his appointment as an executive officer with the Company in April 2000.
(4) Consists of a discretionary bonus related to the RMH acquisition and integration and 2002 fiscal performance.
(5)  Mr.  Prieto  resigned  from  the  Company  effective  November  30,  2002.
(6) Includes cash in lieu of employer health insurance in the amounts of $575 for 2002, $475 for 2001 and $420 for 2000.

EMPLOYMENT  AGREEMENTS

     The Company entered into an Employment Agreement with Mr. Belsey effective January 1, 2003, for an initial term of two years, subject to successive one-year extensions by written agreement of both parties. The Agreement may be terminated by either party upon 90 days' written notice, or immediately by the Company for cause, and provides for severance pay for a period of 18 months following the termination at an annual rate equal to Mr. Belsey's highest cash compensation during any 12-month period of his employment in the event of termination by the Company without cause. During the term of employment and for a period of 18 months following the termination of employment with the Company, Mr. Belsey may not engage in any business which competes with the Company anywhere in the United States.

     The Company entered into an Employment Agreement with Mr. Dolstein effective January 1, 2003, for an initial term of one year, subject to successive one-year extensions. The Agreement may be terminated by either party upon 90 days' written notice, or immediately by the Company for cause, and provides for severance pay for a period of 12 months following the termination at an annual rate equal to Mr. Dolstein's highest cash compensation during any 12-month period of his employment in the event of termination by the Company without cause. During the term of employment and for a period of 12 months following the termination of employment with the Company, Mr. Dolstein may not engage in any business which competes with the Company anywhere in the United States.

     The Company entered into an Employment Agreement with Mr. Hughes effective January 1, 2003, for an initial term of one year, subject to successive one-year extensions. The Agreement may be terminated by either party upon 90 days' written notice, or immediately by the Company for cause, and provides for severance pay for a period of 12 months following the termination at an annual rate equal to Mr. Hughes' highest cash compensation during any 12-month period of his employment in the event of termination by the Company without cause. During the term of employment and for a period of 12 months following the termination of employment with the Company, Mr. Hughes may not engage in any business which competes with the Company anywhere in the United States.

     The Company entered into an Employment Agreement with Mr. Todd effective January 1, 2003, for an initial term of two years, subject to successive one-year extensions. The Agreement may be terminated by either party upon 90 days' written notice, or immediately by the Company for cause, and provides for severance pay for a period of 18 months following the termination at an annual rate equal to Mr. Todd's highest cash compensation during any 12-month period of his employment in the event of termination by the Company without cause. During the term of employment and for a period of 18 months following the termination of employment with the Company, Mr. Todd may not engage in any business which competes with the Company anywhere in the United States.

STOCK  OPTIONS

The Company has a stock option plan (the "Employee Option Plan"). Under the provisions of that Plan, all full-time employees, directors and consultants of the Company are eligible to receive stock option grants as may be awarded by the Board of Directors. As of April 11, 2003, options to purchase a total of 488,903 shares were outstanding under the plan. The Employee Option Plan currently authorizes the grant of options to purchase an aggregate of 3,500,000 shares of Common Stock. The Employee Option Plan provides for the grant of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, non-incentive stock options, stock appreciation rights and supplemental bonuses.

                                         OPTION GRANTS IN LAST FISCAL YEAR


                   NUMBER OF SECURITIES   % OF TOTAL OPTIONS                            GRANT DATE
                    UNDERLYING OPTIONS   GRANTED TO EMPLOYEES   EXERCISE   EXPIRATION  PRESENT VALUE
NAME                     GRANTED            IN FISCAL YEAR        PRICE       DATE     PER SHARE(1)
-----------------  --------------------  ---------------------  ---------  ----------  -------------
George W. Belsey                 75,000                    12%  $    6.15     1/03/07  $       2.43
George W. Belsey                100,000                    16%  $    8.89     6/27/07  $     2.87(2)
Aaron D. Todd                    50,000                     8%  $    6.15     1/03/07  $       2.43
Aaron D. Todd                    75,000                    12%  $    8.89     6/27/07  $     2.87(2)
David L. Dolstein                25,000                     4%  $    6.15     1/03/07  $       2.43
David L. Dolstein                25,000                     4%  $    8.89     6/27/07  $     2.87(2)
Neil M. Hughes                   25,000                     4%  $    6.15     1/03/07  $       2.43
Neil M. Hughes                   25,000                     4%  $    8.89     6/27/07  $       2.87
Sharon M. Keck                   15,000                     2%  $    6.15     1/03/07  $       2.43
Michael G. Prieto                50,000                     8%  $    6.15     1/03/07  $     2.43(2)
Michael G. Prieto                35,000                     6%  $    8.89     6/27/07  $     2.87(2)


(1) The present value is estimated on the date of grant using the Black-Scholes option-pricing model using the following assumptions: dividend yield of 0%, expected volatility of 57%, risk-free interest rates ranging from 1.6% to 1.9%, and expected option life of 2 to 3 years.
(2)  Voluntarily  forfeited  by  Named  Executive  Officer  on October 16, 2002.

                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                     AND FY-END OPTION VALUES


                                                   NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                   OPTIONS AT FY-END (#)   OPTIONS AT FY-END ($)
                       SHARES                          EXERCISABLE/            EXERCISABLE/
                      ACQUIRED         VALUE      -----------------------  ---------------------
NAME               ON EXERCISE (#)  REALIZED ($)       UNEXERCISABLE         UNEXERCISABLE(1)
-----------------  ---------------  ------------  -----------------------  ---------------------
George W. Belsey           165,000       841,050            75,000/75,000              202,500/0
Aaron D. Todd               50,000       296,350               -0-/50,000                    0/0
David L. Dolstein           15,000        95,145            60,000/25,000              180,720/0
Neil M. Hughes              17,500       123,769            16,166/58,334          15,760/39,167
Sharon J. Keck                  --            --               -0-/15,000                    0/0
Michael G. Prieto           75,000       396,488                  -0-/-0-                    0/0

(1) Amounts represent the fair market value of the underlying Common Stock at December 31, 2002, of $5.70 per share less the exercise price.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following equity compensation plans have been previously approved by the Company's shareholders:

     - Employee Stock Option Plan - provides for the granting of incentive stock options and nonqualified stock options, stock appreciation rights, and supplemental stock bonuses to employees as well as third party consultants and directors.

     - Nonemployee Director Stock Option Plan - provides for the granting of nonqualified stock options to nonemployee directors of the Company upon the completion of each full year of service.

     - Equity Compensation Plan for Nonemployee Directors - provides for the issuance of shares of common stock to nonemployee directors, at their election, in lieu of cash as payment for their director services.

     Information regarding the securities under each of these three plans is as follows as of December 31, 2002:

                            (a)
                         NUMBER OF                                        (c)
                      SECURITIES TO BE           (b)              NUMBER OF SECURITIES
                        ISSUED UPON       WEIGHTED-AVERAGE      REMAINING AVAILABLE FOR
                        EXERCISE OF       EXERCISE PRICE OF      FUTURE ISSUANCE UNDER
                        OUTSTANDING          OUTSTANDING          EQUITY COMPENSATION
                     OPTIONS, WARRANTS    OPTIONS, WARRANT    PLANS (EXCLUDING SECURITIES
PLAN CATEGORY            AND RIGHTS          AND RIGHTS         REFLECTED IN COLUMN [a])
-------------------  ------------------  -------------------  -----------------------------

Equity compensation
plans approved by
security holders                666,037                $4.91                       908,227

Equity compensation
plans not approved
by security holders                   0                  N/A                             0

Total                           666,037                $4.91                       908,227


COMPENSATION  COMMITTEE  REPORT

     The Compensation/Stock Option Committee (the "Committee") is responsible for recommending and administering the Company's guidelines governing employee compensation. The Committee evaluates the performance of management, recommends compensation policies and levels, and makes recommendations concerning salaries and incentive compensation.

     COMPENSATION PHILOSOPHY. The Company's executive compensation program is designed to attract and retain executives capable of leading the Company to meet its business and development objectives and to motivate them to actions which will have the effect of increasing the long-term value of stockholder investment in the Company. The Committee considers a variety of factors, both qualitative and quantitative, in evaluating the Company's executive officers and making compensation decisions. These factors include the compensation paid by comparable companies to individuals in comparable positions, the individual contributions of each officer to the Company, and most important, the progress of the Company towards its long-term objectives. At this point in the Company's development, objectives against which executive performance is gauged include the addition and retention of aeromedical service contracts, growth of its independent services model and Products Division, and the securing of necessary capital and financing to fund business expansion. Annual compensation for the Company's executive officers for 2002 consisted of base salary, bonuses and 401(k) match.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Mr. Belsey assumed the Office of Chairman and Chief Executive Officer of the Company on June 1, 1994. In determining the compensation to be awarded to Mr. Belsey for his services to the Company, the Committee considered salaries paid to chief executive officers at competitive companies and the base salary initially set for Mr. Belsey in his employment agreement. In February 2003, the Company announced the retirement of Mr. Belsey as the Chief Executive Officer effective July 1, 2003. Mr. Aaron D. Todd was appointed Chief Executive Officer effective at the same time. Accordingly, the Committee acted to increase Mr. Todd's annual salary to $300,000.00 effective July 1, 2003.

     BASE SALARY. The base salary for each executive officer, including the Chief Executive Officer, is established initially by the Committee pursuant to written employment agreements. Base salaries are reviewed annually by the Committee and adjusted based on the Committee's review of salaries paid to executives at competitive companies, the particular executive officer's performance and length of time in a certain position and the Company's financial condition and overall performance and profitability.

     INCENTIVE BONUS. In order to provide additional incentive to executive officers to achieve corporate objectives within operating divisions and the Company as a whole, the Compensation Committee adopted a plan in March 2002 which provides for payment of year-end bonuses. The dollar amount of those bonuses will be stated as a percentage of base salary and will remain conditional to achievement of corporate profit objectives.

     DISCRETIONARY BONUS. In 2003, the Committee decided to pay discretionary bonuses to certain executive officers of the Company related to 2002 fiscal performance and extraordinary efforts related to the RMH acquisition and integration.

          SECTION 162(m) COMPLIANCE. Under Section 162(m) of the Code, federal income tax deductions of publicly traded companies may be limited to the extent total compensation (including base salary, annual bonus, restricted stock awards, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1 million in any one year. The Committee intends to design the Company's compensation programs so that the total compensation paid to any employee will not exceed $1 million in any one year.

                               By the Compensation/Stock Option Committee:

                               Lowell D. Miller, Ph.D., Chairman
                               Ralph J. Bernstein
                               Samuel H. Gray

                             STOCK PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return for the period from December 31, 1998 through December 31, 2002 against the Standard & Poors 500 ("S&P 500") index and "peer group" companies in industries similar to those of the Company. The S&P 500 is a widely used composite index reflecting the returns of five hundred publicly traded companies in a variety of industries. Peer Group Index returns reflect the transfer of the value on that date of the initial $100 investment into a peer group consisting of all publicly traded companies in SIC Group 4522: "Non-scheduled Air Transport." The Company believes that this Peer Group is its most appropriate peer group for stock comparison purposes due to the limited number of publicly traded companies engaged in medical air or ground transport, and because this Peer Group contains a number of companies with capital costs and operating constraints similar to those of the Company.

                            ANNUAL RETURN PERCENTAGE

                                     YEARS ENDING
                      -------------------------------------
COMPANY NAME / INDEX  DEC98   DEC99   DEC00  DEC01   DEC02
===========================================================
AIR METHODS CORP      -17.31   16.28  24.00   60.77   -8.49
S&P 500 INDEX          28.58   21.04  -9.10  -11.89  -22.10
PEER GROUP              4.87  -10.01  28.42  -34.85  -20.88


                                INDEXED RETURNS

                      BASE               YEARS ENDING
                      PERIOD --------------------------------------
COMPANY NAME / INDEX  DEC97  DEC98   DEC99   DEC00   DEC01   DEC02
===================================================================
AIR METHODS CORP        100   82.69   96.15  119.23  191.69  175.42
S&P 500 INDEX           100  128.58  155.63  141.46  124.65   97.10
PEER GROUP              100  104.87   94.37  121.19   78.96   62.47


PEER GROUP COMPANIES (SIC = 4522)
===================================================================
AIR METHODS CORP
ATLAS AIR WORLDWIDE HLDG INC
CHC HELICOPTER CORP -CL A
DIA MET MINERALS LTD -CL B
OFFSHORE LOGISTICS
PETROLEUM HELICOPTERS
WORLD AIRWAYS INC

                                [GRAPH OMITTED]

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of April 11, 2003, the beneficial ownership of the Company's outstanding Common Stock: (i) by each person who owns of record (or is known by the Company to own beneficially) more than 5% of the Common Stock, (ii) by each director and executive officer of the Company, and
(iii)  by  all  directors  and  executive  officers  as  a  group.

                                          Number      Percentage of
Name and Address                         of Shares     Common Stock
-------------------------------------  -------------  --------------
George W. Belsey                          198,107(1)           2.06%
7301 South Peoria
Englewood, CO  80112

Ralph J. Bernstein                        824,977(2)           8.50%
77 E. 77th St.
New York, NY  10021

David L. Dolstein                          73,107(3)              *
1670 Miro Way
Rialto, CA 92376

Samuel H. Gray                             25,000(4)              *
95 Madison Avenue
Morristown, NJ  07960

Neil M. Hughes                             48,999(5)              *
7301 South Peoria
Englewood, CO  80112

Sharon J. Keck                              5,394(6)              *
7301 South Peoria
Englewood, CO  80112

MG Carl H. McNair, Jr. (Ret.)              45,637(7)              *
11710 Plaza America Drive
Reston, VA  20190-6010

Lowell D. Miller, Ph.D.                    46,775(8)              *
16940 Stonehaven
Belton, MO  64012

Donald R. Segner                           30,299(9)              *
290 Arch Street
Laguna Beach, CA  92651

Morad Tahbaz                             165,183(10)           1.71%
77 E. 77th St.
New York, NY  10021


                                       15

Aaron D. Todd                             29,174(11)              *
7301 South Peoria
Englewood, CO  80112

All Directors and Executive Officers
 as a group (11 persons)               1,392,652(12)          13.90%
___________________

Acquisitor Holdings (Bermuda) Ltd.       899,700(13)           9.41%
Clarendon House
2 Church Street
Hamilton HM 11, Bermuda


*    Less  than  one percent (1%) of Common Stock outstanding on April 11, 2003.

(1) Includes (i) 75,000 shares subject to stock options exercisable within 60 days, and (ii) 123,107 shares directly owned by George and Phyllis Belsey.
(2) Includes (i) 40,000 shares subject to stock options exercisable within 60 days, (ii) 624,477 shares directly owned, (iii) 60,500 shares owned by Yasmeen Bernstein, Mr. Bernstein's spouse, and (iv) 100,000 shares subject to currently exercisable warrants held by Americas Partners, of which Mr. Bernstein is a general partner.
(3) Includes (i) 68,333 shares subject to stock options exercisable within 60 days, and (ii) 4,774 shares directly owned by David and Kathi Dolstein.
(4)  Consists  of  25,000  shares subject to stock options exercisable within 60 days.
(5) Includes (i) 41,166 shares subject to stock options exercisable within 60 days, and (ii) 7,833 shares directly owned.
(6) Includes (i) 394 shares directly owned, and (ii) 5,000 shares subject to stock options exercisable within 60 days.
(7) Includes (i) 5,637 shares directly owned, and (ii) 40,000 shares subject to stock options exercisable within 60 days.
(8) Includes (i) 31,775 shares owned directly, and (ii) 15,000 shares subject to stock options exercisable within 60 days.
(9) Includes (i) 20,000 shares subject to stock options exercisable within 60 days, and (ii) 10,299 shares held in a trust as to which Mr. Segner holds shared voting and investment power.
(10) Includes (i) 15,000 shares subject to stock options exercisable within 60 days, (ii) 50,183 shares directly owned, and (iii) 100,000 shares subject to currently exercisable warrants held by Americas Partners, of which Mr. Tahbaz is a managing director.
(11) Includes (i) 10,240 shares directly owned, (ii) 2,267 shares beneficially owned by Mr. Todd in the Company's 401(k) plan; and (iii) 16,667 shares subject to stock options exercisable within 60 days.
(12) Includes (i) 361,166 shares subject to stock options exercisable within 60 days and (ii) 100,000 shares subject to currently exercisable warrants.
___________________

(13) Based solely on Schedule 13D/A filed by the beneficial owner with the Securities and Exchange Commission on March 31, 2003.

                  CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

ADDITIONAL COMPENSATION TO NON-EMPLOYEE DIRECTOR

     In fiscal year 2002, the Company compensated Mr. Morad Tahbaz, a non-employee director of the Company, for providing certain services to the Company including identification, research, analysis and recommendations of candidates for merger and acquisition. At fiscal year end, the aggregate amount paid to Mr. Tahbaz in 2002 for this purpose was $25,000.

COMPENSATION FOR SERVICES OF RELATED PARTY

     In connection with the RMH acquisition, the Company received services from Americas Partners, an entity affiliated with Mr. Tahbaz and Mr. Bernstein. The Company agreed to pay Americas Partners approximately $750,000 for such services, which amount has been determined by the independent directors to be the fair value of the services. The form of payment was $477,388 in cash and a warrant to purchase 100,000 shares of Company common stock. The warrant has an exercise price of $5.28 per share and expires five years from issuance.

EQUITY  COMPENSATION  ARRANGEMENT

     In consideration for certain investor relations consulting and other services provided by RCG Capital Markets Group, Inc. ("RCG"), the Company has issued to RCG two warrants. First, on June 29, 2000, the Company issued to RCG a warrant to purchase up to 25,000 shares of the Company common stock, at an exercise price of $3.15 per share. The right to purchase the shares under this warrant expires on July 1, 2005. This warrant is currently exercisable. Second, on August 7, 2002, the Company issued to RCG an additional warrant to purchase up to 25,000 shares of Company common stock, at an exercise price of $6.60 per share. One third of the warrant will vest on April 7, 2003, one third of the warrant will vest on the December 7, 2003, and the remaining one third will vest on August 7, 2004. The right to purchase the shares under this warrant expires on August 8, 2007. As of April 11, 2003, one control person of RCG owned 4,000 shares of Company common stock through a revocable trust.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Based on its review of the copies of reports filed and upon written representations, the Company believes that during 2002, executive officers, directors and ten percent stockholders of the Company were in compliance with their filing requirements under Section 16(a) of the Exchange Act of 1934, as amended, except for the following: one late Form 4 for Mr. Belsey pertaining to the sale of shares.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     KPMG, L.L.P., independent certified public accountants, audited the financial statements of the Company for the fiscal year ended December 31, 2002. Representatives of KPMG, L.L.P. will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. Current fiscal year appointment has been confirmed by the Audit Committee of the Board of Directors and is detailed herein in the Audit Committee Report.

AUDIT  FEES

     In addition to retaining KPMG L.L.P., the Company's independent auditors, to audit the consolidated financial statements for the fiscal year ended December 31, 2002, the Company and its subsidiaries retained KPMG L.L.P. to provide other services and expect to continue to do so in the future. The aggregate fees incurred for professional services rendered by KPMG L.L.P. relating to the fiscal years ending December 31, 2002 and December 31, 2001, respectively, were:

                                                         2002      2001
                                                       --------  --------
     Audit Fees                                        $120,000  $ 85,500
     Audit-Related Fees                                  80,695    18,500
     Tax Fees                                             9,130    40,250
                                                      --------  --------
        TOTAL                                          $209,825  $144,250
                                                       ========  ========

     Audit Fees: Fees for audit services include fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q.

     Audit-Related Fees: Audit-related fees include fees for assistance with financial statements included in registration statements and reports filed with the SEC, due diligence in connection with acquisitions and audits of the Company's employee benefit plans.

     Tax Fees: Tax fees include tax consulting and compliance services.

     All Other Fees: KPMG L.L.P. did not provide any other services to the Company during the fiscal years ended December 31, 2002 and 2001.

                              STOCKHOLDER PROPOSALS

     Stockholders who intend to present proposals at the 2004 Annual Meeting of Stockholders, which the Company expects to hold in June 2004, must deliver proposals to the Company at its principal executive offices, Attention:
Corporate Secretary, by Wednesday, January 14, 2004, for inclusion in the proxy materials relating to that meeting. All proposals must comply with the applicable requirements of federal securities' laws and the Company's Bylaws.

     Shareholder proposals for the 2004 Annual Meeting of Stockholders submitted to the Company prior to Friday, March 26, 2004 may, at the discretion of the Company, be voted on at the 2004 Annual Meeting of Stockholders. All proposals received by the Company after March 26, 2004 will be considered untimely.

                                  OTHER MATTERS

     The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described above. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed Form of Proxy to vote the Proxies in respect of any such business in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS:


Aaron D. Todd, Secretary

May 12, 2003
Englewood, Colorado

                             AIR METHODS CORPORATION
                             AUDIT COMMITTEE CHARTER
                                (April 15, 2003)


PURPOSE

The Committee will provide assistance to the Board of Directors of Air Method's Corporation, a Delaware Corporation, in fulfilling its oversight responsibility to the shareholders and others relating to the integrity of the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, the Company's compliance with legal and regulatory requirements, and its ethics programs as established by management and the Board of Directors. The Committee shall also oversee the independent auditors' qualifications and independence. The Committee will evaluate the performance of the Company's independent auditors, including a review and evaluation of the engagement partner and coordinating partner. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company, so as to make the Board aware of significant financial matters which require the Board's attention.

COMMITTEE  MEMBERSHIP

The Committee shall be comprised of three or more "independent" members of the Board, each of whom is able to read and understand fundamental financial statements and at least one of whom has past employment experience in finance or accounting, is a certified accountant, or has other comparable experience, including a current or past position as chief executive, financial officer or other senior officer with financial oversight responsibilities. A member of the Board is independent only if he or she satisfies the requirements for independence as established by the Securities and Exchange Commission ("SEC") and the Nasdaq National Market and has no relationship to the Company that may interfere with the exercise of his or her independent judgment. The members of the Committee and its Chairman will be appointed by and serve at the discretion of the Board. Committee members may receive no compensation from the Company other than Director's fees. When required, and as defined, by applicable rules of the SEC or Nasdaq listing rules, the Board will designate at least one member of the Committee as the Audit Committee Financial Expert.

COMMITTEE AUTHORITY, FUNCTIONS AND RESPONSIBILITIES

The primary responsibility of the Committee is to oversee the Company's financial controls and reporting processes on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.

The Committee shall be subject to the Bylaws of the Company, as in effect from time to time, and Section 141 of the Delaware General Corporation Law. The Committee shall be obligated, and shall have the full power and authority, to carry out the following responsibilities:

     1. Take the appropriate actions to set the overall corporate "tone" for quality financial reporting, consistent with the Company's commitment to sound business risk practices, and ethical behavior.

     2. Select the Independent Auditors. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The

          Committee shall have the sole authority and responsibility to hire, evaluate and, where appropriate, replace the independent auditors and, in its capacity as a committee of the Board, shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors. Annually, the Committee shall review the qualifications and performance of the Company's current independent auditors and select the Company's independent auditors for the next year. The Committee shall consider the auditors' independence from management and the Company, including whether the auditors' performance of permissible non-audit services is compatible with their independence, and the Committee shall approve, in advance, any engagement of the independent auditors to perform non-audit services for the Company. The Committee shall also review the independent auditors' internal control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

     3. Receive a formal written statement from the Company's independent auditors describing all relationships between the auditors and the Company.

     4. Review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore, and all other matters the Committee deems appropriate.

     5. Have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements, including, without limitation, the policies for recognition of revenue in financial statements and the significant estimates in judgment involved in the preparation of financial statements.

     6. Inquire about the impact of and, if appropriate, review new and proposed releases and pronouncements by the Financial Accounting Standards Board (FASB), the American Institute of Certified Public
          Accountants (AICPA) and the SEC that may affect current or future financial statements or other disclosures in financial reports.

     7. Meet separately with management and the independent auditors, upon completion of their audit, to review and discuss the Company's financial results for the year, as reported in the Company's financial statements, or other disclosures, and any other items required to be communicated by the independent auditors to the Audit Committee.

     8. Provide a report in the Company's annual meeting proxy statement describing how the Committee has complied with its responsibilities under the Charter, including without limitation, whether the Committee has reviewed and discussed the Company's audited financial statements with the Company's management and independent auditors, whether the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report or Form 10-K, and whether any matters came to the attention of the Committee that caused the Committee to believe that the audited financial statements contain any materially misleading information or omit any material information.

     9. Instruct the independent auditors to perform a quarterly review and discuss the Company's financial results with the Committee, the Company's management and the independent auditors in accordance with the "Meetings" requirements set forth below, prior to the earnings release and the filing of a Form 10-Q.

     10. Assist and interact with the independent auditors so that they may carry out their duties in the most efficient and cost effective manner.

     11. Evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

     12. Review the Company's balance sheet, profit and loss statements and statements of cash flow and stockholders' equity for each interim period, and any changes in accounting policy that have occurred during the interim period.

     13. Consult with the independent auditors and discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect.

     14. Determine, as regards new transactions or events, the auditor's reasoning in concurring with the appropriateness of the accounting principles and disclosure practices adopted by management or changes thereto.

     15. Disclose in the Company's annual meeting proxy statement that the Committee has a written charter, and file the current Charter in the Company's annual meeting proxy statement as required by applicable rules of the SEC.

     16.  Review  the  Charter at least once annually and update as appropriate.

     17. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

     18. Investigate, review and report to the Board the propriety and ethical implications of any transactions or instances of fraud, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between (a) the Company and (b) any employee, officer or member of the Board of the Company, or any affiliates of the foregoing.

     19. Review and discuss with management, the internal auditors, and the independent auditors the Company's policies with respect to risk assessment and risk management.

     20. Engage independent counsel and other advisors as it deems necessary to carry out its duties.

     21. Perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

MEETINGS

The Committee will hold regular meetings as the Committee determines, and special meetings as the Chairman or the Committee deems appropriate. The Committee shall meet with the independent auditor and the CFO at least quarterly to review the financial statements and audit for the fiscal year and to conduct each quarterly financial review. Meetings may be held by conference telephone call as provided in the Bylaws. The chief executive officer, chief operating officer and/or chief accounting officer may attend any meeting of the Committee, except for executive sessions as determined by the Committee Chairman. At least annually the committee will hold an executive session with the independent auditors.

MINUTES  AND  REPORTS

Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee shall report to the Board on a periodic basis, but no less often than quarterly, or whenever so requested by the Board.

                                      PROXY
                                      -----

                            AIR METHODS CORPORATION

                            7301 SOUTH PEORIA STREET
                           ENGLEWOOD, COLORADO  80112

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints George W. Belsey and Aaron D. Todd, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote as designated on the reverse side, all the shares of Common Stock of Air Methods Corporation held of record by the undersigned on April 11, 2003 at the Annual Meeting of Stockholders to be held on June 11, 2003 or any adjournment or postponement thereof upon the following matters, as set forth in the Notice of said Meeting and Proxy Statement, dated May 12, 2003, copies of which have been received by the undersigned.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

The director-nominees below are proposed by the Board of Directors of Air Methods Corporation.


1.   ELECTION  OF  DIRECTORS:

     Nominees:          Ralph J. Bernstein; Lowell D. Miller

                        FOR                WITHHELD             ABSTAIN

                        [ ]                  [ ]                  [ ]

     For  all  nominees  except:
     [ ] _________________________________
     To withhold authority to vote for any individual, check box and write such individual's name in the space provided.

2. In their discretion, the Proxies are authorized to vote upon such other matters as may be incidental to the conduct of the meeting.


                                      MARK HERE
                                     FOR ADDRESS        [ ]
                                     CHANGE AND
                                     NOTE AT LEFT

                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                              PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF THE SHARES REPRESENTED BY THIS PROXY ARE HELD BY JOINT TENANTS, BOTH MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                              TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF STOCKHOLDER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF STOCKHOLDER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



Signature:____________________________   Date____________

Signature:___________________________    Date____________